SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2003 (July 23, 2003)

MICROMUSE INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-23783 (Commission File Number)	943288385 (IRS Employer Identification Number)

139 Townsend Street

San Francisco, California 94107

(Address of Principal Executive Offices, Including Zip Code)

(415) 538-9090

(Registrant’s Telephone Number, Including Area Code)

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(a)    Not applicable.

(b)    Not applicable.

(c)    Exhibits: 99.1 Press Release dated July 23, 2003 of the Registrant

ITEM 9.	REGULATION FD DISCLOSURE

THE INFORMATION INCLUDED UNDER THIS ITEM 9 IS BEING FURNISHED PURSUANT TO ITEM 12 “RESULTS OF OPERATIONS AND FINANCIAL CONDITION” OF FORM 8-K IN ACCORDANCE WITH THE INSTRUCTIONS OF SEC RELEASE NOS. 33-8216 AND 34-47583.

On July 23, 2003, Micromuse Inc. issued a press release, a copy of which is furnished with this Form 8-K as Exhibit 99.1, announcing information concerning our results of operations and financial condition for our fiscal quarter ended June 30, 2003, and related information.

Exhibit 99.1 and other information included in this Form 8-K are furnished solely pursuant to Items 9 and 12 of Form 8-K and shall not be (i) subject to Section 18 of the Securities Exchange Act of 1934, as amended, or Sections 11 or 12 of the Securities Act of 1933, as amended, or deemed incorporated by reference into a registration statement, proxy statement or report or other document we may file with the SEC, regardless of any general incorporation language in that filing (except as shall otherwise be expressly set forth by specific reference in such a filing); or (ii) subject to Item 10 of Regulation S-K except as specifically required under the instructions to Item 12 of Form 8-K.

Other information provided through any internet addresses or links noted in the press release furnished with this Form 8-K shall not be considered furnished or otherwise incorporated in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MICROMUSE INC. (Registrant)

Date:	July 23, 2003	By:	/s/ JAMES B. DE GOLIA
		Name	James B. De Golia
		Title:	Senior Vice President and Secretary

EXHIBIT INDEX

Number	Description

99.1	Press Release dated July 23, 2003, of the Registrant.